united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

           Arrow Investments Trust

(Exact name of registrant as specified in charter)

           6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

            Corporation Service Company

2711 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 301-260-0162

Date of fiscal year end: 1/31

Date of reporting period: 1/31/23

Item 1. Reports to Stockholders.

Arrow Reserve Capital Management ETF

ARCM

Annual Report

January 31, 2023

1-877-277-6933
1-877-ARROW-FD
www.ArrowFunds.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Reserve Capital Management ETF (“ARCM” or the “Fund”) for the year ended January 31, 2023. ARCM is a conservative ultra short-term fixed income fund that invests in a variety of investment grade fixed income securities with maturities generally ranging from zero to two years. The Fund is sub-advised by Halyard Asset Management, LLC, a leader in reserve capital and fixed income strategies.

ARCM is actively managed in an attempt to maximize income potential without substantially increasing portfolio risk. The Fund tries to identify holdings that offer an acceptable yield and return potential for a given level of credit risk and maturity.

Management’s Discussion of Fund Performance

All Fund performance herein is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2023, performance of ARCM was 1.10%. For comparison, the FTSE Treasury Bill 6 Month USD Index was 1.81% for the same period. Since the Fund’s inception on March 31, 2017, the Fund has an annualized total return of 1.12% and the FTSE Treasury Bill 6 Month USD Index was up 1.32% for the same period. The year was especially challenging as the Federal Reserve reversed its opinion that inflation would prove transitory and, instead, sharply raised interest rates.

Investment grade corporate notes such as Morgan Stanley and Florida Power and Light generated the highest performance, but the performance dispersion among securities in the portfolio was surprisingly narrow given the aggressive rise in interest rates engineered by the Federal Reserve.

As of January 31, 2023, the ARCM ETF has a duration of approximately 6 months and a weighted average yield to maturity of approximately 4.69%. Aside from Treasury Bills, the top 5 ARCM holdings are Caterpillar Financial Services, Boeing, Chubb, Synchrony Financial and Discover Bank.

By keeping the weighted average duration of the ARCM short, we were able to reinvest at higher yields with each successive Fed rate hike. As we commence 2023, we deem short maturity fixed income as offering the most attractive return/risk profile in over 15 years. To take advantage of the opportunity, we have begun to extend duration in an attempt to lock -in these attractive yields. However, given the distinct possibility of a recession this year, and the ill effects of a downturn on lower-rated corporations, we have focused buying on better rate corporates.

As of January 31, 2023, the Fund’s 30- day U.S. Securities and Exchange Commission yield was 3.43% and the 12-month distribution rate was 1.33% which is up from 0.44% on January 31, 2022.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

March 2023

AD-032423

Arrow Reserve Capital Management ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2023

The Fund’s performance figures* for the periods ended January 31, 2023, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Year	Five Year	January 31, 2023
Arrow Reserve Capital Management ETF - NAV	1.10%	0.47%	1.13%	1.12%
Arrow Reserve Capital Management ETF - Market Price	1.09%	0.43%	1.13%	1.11%
FTSE Treasury Bill 6 Month USD Index	1.81%	0.84%	1.37%	1.32%

*	Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the market price or bid/ask as of close of market on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 0.59% per the June 1, 2022 prospectus. After fee waivers and/or expense reimbursements, the Fund’s total annual expenses are 0.50% per the June 1, 2022 prospectus. The Fund’s total return would have been lower had the investment advisor not waived a portion of the Fund’s expenses. Please see the Financial Highlights for a more recent expense ratio.

**	As of the close of business on the day of commencement of trading on March 31, 2017.

The FTSE Treasury Bill 6 Month USD Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of six months. The Index reflects no deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Arrow Reserve Capital Management ETF
PORTFOLIO REVIEW (Unaudited)(Continued)
January 31, 2023

The Fund’s Holdings by Asset Class as of January 31, 2023 are as follows:

Asset Class	% of Net Assets
Corporate Bonds	56.3%
U.S. Government & Agencies	31.0%
Municipal Bonds	16.6%
Liabilities in Excess of Other Assets	(3.9)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS
January 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 56.3%
	AEROSPACE & DEFENSE — 3.7%
1,086,000	Boeing Company (The)		1.1670	02/04/23	$1,085,818
800,000	Northrop Grumman Corporation		3.2500	08/01/23	794,602
					1,880,420

	AUTOMOTIVE — 0.6%
153,000	Toyota Motor Credit Corporation (a)	SOFRINDX + 0.330%	4.6400	01/11/24	152,982
155,000	Toyota Motor Credit Corporation(a)	SOFRRATE + 0.620%	4.9300	03/22/24	155,384
					308,366
	BANKING — 8.6%
169,000	Bank of America Corporation(a)	SOFRRATE + 0.660%	4.9700	02/04/25	167,926
933,000	CIT Group, Inc.(b)	SOFRRATE + 3.700%	3.9290	06/19/24	927,806
654,000	Citigroup, Inc.		3.8750	10/25/23	649,145
250,000	Citizens Bank NA(a)	US0003M + 0.950%	5.6760	03/29/23	250,140
1,047,000	Discover Bank		3.3500	02/06/23	1,046,831
250,000	Discover Bank		4.2000	08/08/23	249,088
284,000	JPMorgan Chase & Company		3.8750	02/01/24	281,449
275,000	KeyBank NA(a)	SOFRRATE + 0.340%	4.6500	01/03/24	274,543
54,000	Truist Bank		3.2000	04/01/24	53,115
484,000	US Bancorp		3.3750	02/05/24	477,203
					4,377,246
	BIOTECH & PHARMA — 4.1%
565,000	AstraZeneca PLC		0.3000	05/26/23	557,053
88,000	Bristol-Myers Squibb Company		2.7500	02/15/23	87,941
436,000	Bristol-Myers Squibb Company		7.1500	06/15/23	439,791
1,012,000	Zoetis, Inc.		3.2500	02/01/23	1,012,000
					2,096,785
	CONSUMER SERVICES — 0.4%
196,000	Princeton Theological Seminary		4.1050	07/01/23	194,603

	DIVERSIFIED INDUSTRIALS — 0.5%
246,000	Parker-Hannifin Corporation		3.6500	06/15/24	241,818

See accompanying notes to financial statements.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 56.3% (Continued)
	E-COMMERCE DISCRETIONARY — 2.3%
494,000	Amazon.com, Inc.		0.2500	05/12/23	$487,988
150,000	Amazon.com, Inc.		2.7300	04/13/24	146,614
551,000	Amazon.com, Inc.		4.7000	11/29/24	553,585
					1,188,187
	ELECTRIC UTILITIES — 3.2%
204,000	Eversource Energy		4.2000	06/27/24	202,049
292,000	Florida Power & Light Company(a)	SOFRRATE + 0.250%	4.5600	05/10/23	291,714
237,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	4.6900	01/12/24	236,491
207,000	NextEra Energy Capital Holdings, Inc.		2.9400	03/21/24	202,786
322,000	Southern Company (The)		0.6000	02/26/24	307,670
380,000	Virginia Electric and Power Company		3.4500	02/15/24	373,849
					1,614,559
	FOOD — 3.1%
617,000	Campbell Soup Company		3.6500	03/15/23	616,360
960,000	Kellogg Company		2.7500	03/01/23	958,445
					1,574,805
	HEALTH CARE FACILITIES & SERVICES — 2.9%
490,000	Humana, Inc.		0.6500	08/03/23	479,198
67,000	McKesson Corporation		3.7960	03/15/24	66,123
907,000	SSM Health Care Corporation		3.6880	06/01/23	903,771
					1,449,092
	HOME & OFFICE PRODUCTS — 2.1%
1,044,000	Whirlpool Corporation		3.7000	03/01/23	1,043,198

	INSTITUTIONAL FINANCIAL SERVICES — 4.1%
500,000	Goldman Sachs Group, Inc. (The)		3.2000	02/23/23	499,537
532,000	Goldman Sachs Group, Inc. (The)(a)	SOFRRATE + 0.700%	5.0100	01/24/25	529,262
747,000	Morgan Stanley		3.8750	04/29/24	740,033
110,000	Morgan Stanley(a)	SOFRRATE + 0.625%	4.9350	01/24/25	109,412
221,000	Morgan Stanley(a)	SOFRRATE + 1.165%	5.4750	04/17/25	221,631
					2,099,875

See accompanying notes to financial statements.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 56.3% (Continued)
	INSURANCE — 4.5%
1,055,000	Chubb INA Holdings, Inc.		2.7000	03/13/23	$1,052,681
35,000	Marsh & McLennan Companies, Inc.		3.8750	03/15/24	34,613
500,000	New York Life Global Funding(c)		1.1000	05/05/23	495,303
500,000	New York Life Global Funding(c)		3.1500	06/06/24	489,518
193,000	Principal Financial Group, Inc.		3.1250	05/15/23	192,106
					2,264,221
	LEISURE FACILITIES & SERVICES — 2.6%
387,000	Marriott International, Inc.		3.1250	02/15/23	386,682
390,000	Marriott International, Inc.		4.1500	12/01/23	387,061
561,000	Starbucks Corporation		3.1000	03/01/23	560,435
					1,334,178
	MACHINERY — 3.4%
1,125,000	Caterpillar Financial Services Corporation(a)	SOFRRATE + 0.170%	4.4800	01/10/24	1,124,709
579,000	John Deere Capital Corporation(a)	SOFRRATE + 0.560%	4.8700	03/07/25	578,907
					1,703,616
	SPECIALTY FINANCE — 6.3%
424,000	American Express Company		3.4000	02/22/24	417,428
449,000	American Express Company		3.3750	05/03/24	441,263
706,000	Capital One Financial Corporation		3.9000	01/29/24	698,108
256,000	Capital One Financial Corporation		2.6000	05/11/23	254,498
70,000	Capital One Financial Corporation		3.7500	04/24/24	68,976
296,000	Penske Truck Leasing Company LP / PTL Finance(c)		3.9000	02/01/24	291,156
1,049,000	Synchrony Financial		4.3750	03/19/24	1,037,521
					3,208,950
	TOBACCO & CANNABIS — 2.2%
150,000	Altria Group, Inc.		2.9500	05/02/23	149,227
969,000	Philip Morris International, Inc.		5.1250	11/15/24	975,710
					1,124,937
	TRANSPORTATION & LOGISTICS — 1.7%
307,000	JB Hunt Transport Services, Inc.		3.8500	03/15/24	302,690
20,000	Ryder System, Inc.		3.4000	03/01/23	19,983
131,000	Ryder System, Inc.		3.7500	06/09/23	130,365

See accompanying notes to financial statements.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 56.3% (Continued)
	TRANSPORTATION & LOGISTICS — 1.7% (Continued)
441,000	Ryder System, Inc.	3.6500	03/18/24	$433,258
				886,296

	TOTAL CORPORATE BONDS (Cost $28,701,818)			28,591,152

	MUNICIPAL BONDS — 16.6%
	AIRPORTS — 1.2%
275,000	City of Houston TX Airport System Revenue	1.0540	07/01/23	270,708
350,000	Port of Seattle WA	2.8360	05/01/24	343,233
				613,941
	APPROPRIATION — 1.1%
575,000	Virginia College Building Authority	2.6600	02/01/23	575,000

	COMBINED UTILITIES — 2.0%
1,020,000	Long Island Power Authority	0.3590	03/01/23	1,016,124

	COUNTY — 0.8%
400,000	County of Westchester NY	2.5000	07/01/23	397,109

	ECONOMIC & INDUST DEVELOPMENT — 0.7%
205,000	New York State Energy Research & Development	4.3360	04/01/24	203,798
165,000	New York State Energy Research & Development	3.6200	04/01/25	160,704
				364,502
	ELECTRICITY AND PUBLIC POWER — 0.4%
220,000	Port of Morrow OR	3.0970	09/01/23	218,362

	GOVERNMENT LEASE — 1.2%
625,000	City of Tempe AZ	0.3680	07/01/23	613,990

	HIGHER EDUCATION — 0.8%
390,000	Texas A&M University	5.0000	05/15/23	390,100

	HOSPITALS — 0.5%
235,000	University of Wisconsin Hospitals & Clinics	0.5900	04/01/23	233,392

See accompanying notes to financial statements.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 16.6% (Continued)
	INCOME TAX FINANCING — 1.2%
110,000	New York City Transitional Finance Authority	3.2500	08/01/23	$109,258
520,000	New York City Transitional Finance Authority	2.5700	11/01/23	512,172
				621,430
	SALES TAX — 0.8%
420,000	State of Illinois Sales Tax Revenue	0.6130	06/15/23	413,225

	SINGLE-FAMILY HOUSING — 2.4%
175,000	Michigan State Housing Development Authority	0.4360	06/01/23	172,354
1,030,000	New Jersey Economic Development Authority(d)	0.0000	02/15/23	1,028,187
				1,200,541
	STATE — 1.8%
115,000	Commonwealth of Massachusetts	2.9000	05/01/23	114,562
555,000	Port Authority of New York & New Jersey	1.0860	07/01/23	546,630
260,000	State of New York	0.5300	03/15/24	249,221
				910,413
	TAX BACKED DISTRICT — 1.0%
505,000	Los Angeles Community College District/CA	3.8000	02/01/23	505,000

	TOLL ROADS, BRIDGES & TUNNELS — 0.7%
300,000	New Jersey Transportation Trust Fund Authority	2.5510	06/15/23	297,155
80,000	New Jersey Turnpike Authority	3.0860	01/01/24	79,054
				376,209

	TOTAL MUNICIPAL BONDS (Cost $8,503,881)			8,449,338

	U.S. GOVERNMENT & AGENCIES — 31.0%
	U.S. TREASURY BILLS — 27.2%
500,000	United States Treasury Bill(d)	0.0000	02/14/23	499,211
3,500,000	United States Treasury Bill(d)	0.0000	02/28/23	3,488,292
500,000	United States Treasury Bill(d)	0.0000	03/14/23	497,467
1,875,000	United States Treasury Bill(d)	0.0000	03/21/23	1,863,777

See accompanying notes to financial statements.

ARROW RESERVE CAPITAL MANAGEMENT ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 31.0% (Continued)
	U.S. TREASURY BILLS — 27.2% (Continued)
1,000,000	United States Treasury Bill(d)		0.0000	03/28/23	$993,129
1,000,000	United States Treasury Bill(d)		0.0000	04/04/23	992,253
1,000,000	United States Treasury Bill(d)		0.0000	05/02/23	988,628
2,350,000	United States Treasury Bill(d)		0.0000	05/04/23	2,322,720
1,500,000	United States Treasury Bill(d)		0.0000	06/15/23	1,474,842
725,000	United States Treasury Bill(d)		0.0000	07/27/23	708,784
					13,829,103
	U.S. TREASURY NOTES — 3.8%
1,000,000	United States Treasury Floating Rate Note B(a)	USBMMY3M - 0.015%	4.6140	01/31/24	999,990
950,000	United States Treasury Note		0.1250	02/28/23	946,847
					1,946,837

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $15,780,301)				15,775,940

	TOTAL INVESTMENTS - 103.9% (Cost $52,986,000)				$52,816,430
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.9)%				(1,999,433)
	NET ASSETS - 100.0%				$50,816,997

PLC	- Public Limited Company

SOFRINDX	- United States SOFR Secured Overnight Financing Rate Index

SOFRRATE	- United States SOFR Secured Overnight Financing Rate

US0003M	- ICE LIBOR USD 3 Month

USBMMY3M	- US Treasury 3 Month Bill Money Market Yield

(a)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on January 31, 2023.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2023 the total market value of 144A securities is $1,275,977 or 2.5% of net assets.

(d)	Zero coupon bond.

See accompanying notes to financial statements.

Arrow Reserve Capital Management ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2023

ASSETS
Investment securities:
At cost	$52,986,000
At value	$52,816,430
Cash	1,250,353
Interest receivable	313,865
Prepaid expenses and other assets	3,885
TOTAL ASSETS	54,384,533

LIABILITIES
Payable for investments purchased	3,383,722
Distributions payable	107,967
Payable to related parties	29,705
Investment advisory fees payable	8,955
Accrued expenses and other liabilities	37,187
TOTAL LIABILITIES	3,567,536
NET ASSETS	$50,816,997

Net Assets Consist Of:
Paid in capital	$50,991,210
Accumulated deficit	(174,213)
NET ASSETS	$50,816,997

Net Asset Value Per Share:
Net Assets	$50,816,997
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	510,000
Net asset value, offering and redemption price per share (Net Assets ÷ Shares Outstanding)	$99.64

See accompanying notes to financial statements.

Arrow Reserve Capital Management ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2023

INVESTMENT INCOME
Interest	$832,482
TOTAL INVESTMENT INCOME	832,482

EXPENSES
Investment advisory fees	151,932
Administrative services fees	79,476
Legal fees	14,479
Audit fees	14,178
Custodian fees	13,380
Transfer agent fees	11,312
Printing and postage expenses	6,014
Trustees fees and expenses	4,784
Insurance expense	4,312
Professional fees	3,266
Other expenses	3,764
TOTAL EXPENSES	306,897
Less: Fees waived by the Advisor	(53,675)
NET EXPENSES	253,222

NET INVESTMENT INCOME	579,260

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(17,042)
Net change in unrealized depreciation on investments	(7,357)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(24,399)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$554,861

See accompanying notes to financial statements.

Arrow Reserve Capital Management ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For Year Ended	For Year Ended
	January 31, 2023	January 31, 2022
FROM OPERATIONS
Net investment income (loss)	$579,260	$(17,858)
Net realized gain (loss) on investments	(17,042)	18,968
Net change in unrealized depreciation on investments	(7,357)	(228,653)
Net increase (decrease) in net assets resulting from operations	554,861	(227,543)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital	—	(2,915)
From distributable earnings	(563,856)	(5,245)
Net decrease in net assets resulting from distributions to shareholders	(563,856)	(8,160)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	5,002,537
Cost of shares redeemed	—	(4,995,594)
Transaction fees (Note 5)	—	300
Net increase in net assets resulting from shares of beneficial interest	—	7,243

TOTAL DECREASE IN NET ASSETS	(8,995)	(228,460)

NET ASSETS
Beginning of Year	50,825,992	51,054,452
End of Year	$50,816,997	$50,825,992

SHARE ACTIVITY
Shares Sold	—	50,000
Shares Redeemed	—	(50,000)
Net increase in shares of beneficial interest outstanding	—	—

See accompanying notes to financial statements.

Arrow Reserve Capital Management ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	January 31, 2023	January 31, 2022	January 31, 2021	January 31, 2020	January 31, 2019
Net asset value, beginning of year	$99.66	$100.11	$100.06	$100.17	$100.19
Activity from investment operations:
Net investment income (loss) (1)	1.14	(0.03)	0.62	2.16	2.00
Net realized and unrealized gain (loss) on investments	(0.05)	(0.40)	0.14	0.18	(0.12)
Total from investment operations	1.09	(0.43)	0.76	2.34	1.88
Less distributions from:
Net investment income	(1.11)	(0.01)	(0.64)	(2.41)	(1.90)
Net realized gains	—	—	(0.06)	—	—
Return of capital	—	(0.01)	(0.01)	(0.04)	—
Total distributions	(1.11)	(0.02)	(0.71)	(2.45)	(1.90)
Net asset value, end of year	$99.64	$99.66	$100.11	$100.06	$100.17
Total return (3)	1.10%	(0.42)%	0.76%	2.37%	1.90%
Net assets, at end of year (000s)	$50,817	$50,826	$51,054	$56,034	$56,095
Ratio of gross expenses to average net assets (4)	0.61%	0.59%	0.55%	0.54%	0.50%
Ratio of net expenses to average net assets	0.50%	0.50%	0.43%	0.42%	0.42%
Ratio of net investment income (loss) to average net assets	1.14%	(0.03)%	0.62%	2.16%	1.99%
Portfolio Turnover Rate (2)	45%	92%	118%	24%	33%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day of the period and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived fees or reimbursed a portion of the expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and /or expense reimbursements by Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2023

1.	ORGANIZATION

The Arrow Reserve Capital Management ETF (the “Fund”) is a diversified series of Arrow Investments Trust (“Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to preserve capital while maximizing current income. The investment objective is non-fundamental. The Fund commenced operations on March 30, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods that include consideration of current market quotations from a major market maker in the securities and consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) as the Valuation Designee. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2023 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$28,591,152	$—	$28,591,152
Municipal Bonds	—	8,449,338	—	8,449,338
U.S. Government & Agencies	—	15,775,940	—	15,775,940
Total	$—	$52,816,430	$—	$52,816,430

The Fund did not hold any Level 3 securities during the period.

*	See Schedule of Investments for classification.

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities or until call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2020 to January 31, 2022, or expected to be taken in the Fund’s January 31, 2023 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expenses and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

Market Risk – The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2023, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $15,569,241 and $26,889,327, respectively.

For the year ended January 31, 2023, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Advisor has engaged Halyard Asset Management LLC as the sub-advisor (the “Sub-Advisor”) to the Fund. The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent.

The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC (“Archer”), an affiliate of the Advisor, is also a party to the Distribution Agreement

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor, not the Fund. For the year ended January 31, 2023, the Fund incurred $151,932 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2024 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set up fees and extraordinary expenses such as litigation expenses) will not exceed 0.50%, herein referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its applicable Expense Limitation, the Advisor, on a rolling three-year period (within three years after the fees have been waived or reimbursed), shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the lesser of the Expense Limitation in place at the time of waiver or recapture. If the Fund’s operating expenses subsequently exceed the applicable Expense Limitation, the reimbursements for the Fund shall be suspended. For the year ended January 31, 2023, the Advisor waived fees in the amount of $53,675 pursuant to the Waiver Agreement. The following amounts are subject to recapture by the Advisor through the following date:

1/31/2024	1/31/2025	1/31/2026
$59,195	$49,061	$53,675

The Advisor may seek reimbursement only for expenses that were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Transaction Fees may be used to cover the custodial and other costs incurred by the Fund or disclosed as capital shares for the Fund in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee
$ 150

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended January 31, 2023 and January 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2023	January 31, 2022
Ordinary Income	$563,856	$—
Long-Term Capital Gain	—	5,245
Return of Capital	—	2,915
	$563,856	$8,160

As of January 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$12,578	$—	$(170)	$(17,051)	$—	$(169,570)	$(174,213)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $170.

At January 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$16,982	$69	$17,051	$—

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$52,986,000	$23,470	$(193,040)	$(169,570)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2023, Arrow Managed Futures Strategy Fund held 83.2% of the voting securities of the Fund.

Arrow Reserve Capital Management ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Distributions: The Board declared the following distributions after January 31, 2023:

Fund	Distribution Per Share	Ex Date	Record Date	Payable Date
Arrow Reserve Capital Management ETF	$0.2200	2/28/2023	3/1/2023	3/6/2023
Arrow Reserve Capital Management ETF	$0.3519	3/31/2023	4/3/2023	4/10/2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Arrow Reserve Capital Management ETF and Board of Trustees of Arrow Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Arrow Reserve Capital Management ETF (the “Fund”), a series of Arrow Investments Trust, as of January 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended January 31, 2022, and prior, were audited by other auditors whose report dated March 31, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

     We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania April 5, 2023

Arrow Reserve Capital Management ETF
EXPENSE EXAMPLE (Unaudited)
January 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded funds. This example does not take into account transaction costs, such as brokerage commissions that you may pay on your purchases and sales of shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During	Expenses Paid
	Account Value	Account Value	Period*	During Period**
	8/1/2022	1/31/2023	8/1/2022 - 1/31/2023	8/1/2022 - 1/31/2023
Actual	$1,000.00	$1,014.00	$2.54	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*	“Actual” expense information for the Fund is for the period from August 1, 2022 through January 31, 2023. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2022 through January 31, 2023.) “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Arrow Reserve Capital Management ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2023

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting held September 28, 2022 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow Investment Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Halyard Asset Management, LLC (“Halyard” or the “Sub-Adviser”) with respect to the Arrow Reserve Capital Management ETF (the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement and Sub-Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below are summaries of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement and Sub-Advisory Agreement:

I. Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of the Adviser. The Trustees noted that the portfolio management team is well qualified to manage and implement quantitative (rules based) investment strategies for both internal as well as external models and indexes. The Board reviewed the services the Adviser provided, including the activities of the Adviser’s best execution committee and the caliber of the investment management and related services. They agreed that the Adviser’s portfolio management team has extensive experience in alternative index replication, model implementation and derivative based trade execution within mutual funds and ETFs. They discussed the Adviser’s compliance infrastructure and resources. The Board also considered the Adviser’s management of service provider relationships and oversight of one sub-adviser.

The Board found that the Adviser had conducted ongoing analysis of unique investment strategies in an effort to provide positive returns to shareholders. Further, the Board considered the experience and knowledge of the management team. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of a group of funds selected by the Adviser that employed similar investment strategies as the respective Fund (the “peer group”), benchmark index, and Morningstar category average.

Arrow Reserve Capital Management ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2023

Reserve Capital ETF: The Board reviewed the Fund’s average total return compared to the average total returns of its peer group, Morningstar category average (Morningstar Ultra Short Term Bond) and benchmark index (Bank of America/Merrill Lynch U.S. 6 Month Treasury Bill Index). The Board noted that the Fund has been sub-advised by Halyard Asset Management, LLC since inception. The Board considered that the Fund underperformed its benchmark index, Morningstar category, and peer group for the three -year and since inception periods, but outperformed its benchmark index, Morningstar category, and peer group for the year-to-date and one-year periods. The Board further considered that the Fund’s performance compares favorably with its peer group on a risk-adjusted basis. The Board concluded that the performance of the Fund was satisfactory.

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of each Fund’s peer group and Morningstar category averages. The Board considered that the Adviser does not receive additional benefits from soft dollar arrangements. The Board noted that the Adviser’s fees appeared reasonable based on the Fund’s particular investment strategy, the relative complexity of the strategy and the resources needed to implement that strategy. The Board discussed the Adviser’s ongoing quantitative and qualitative analysis of the sub-adviser to the Fund.

The Board considered that the Fund’s advisory fee was lower than the average of its peer group and higher than the average of its Morningstar Category. They discussed the relative cost of the sub-advisory arrangement. The Board further considered that the Fund’s overall expense ratio was higher than the average of its peer group and its Morningstar Category.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted the Fund had yet reached an asset level where the Adviser could likely realize meaningful economies of scale. The Board observed that economies of scale would be considered in the future as Fund assets grow.

Profitability. The Board also reviewed the profitability of the Adviser with respect to the Fund, noting the Adviser did not realize a profit with respect to the Funds.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were fair and reasonable, and that the continuation of the Advisory Agreement was in the best interests of the Fund.

Arrow Reserve Capital Management ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2023

II. Sub-Advisory Agreement

Nature, Extent and Quality of Services. The Trustees discussed that Halyard was a research-oriented, Securities and Exchange Commission registered investment advisor specializing in the management of fixed income assets. The Trustees reviewed noted the extensive experience of the two portfolio managers managing fixed income assets. The Board considered the compliance software used by Halyard to monitor investment restrictions and other investment parameters, and discussed Halyard’s trading practices. The Board noted the satisfaction of the Trust’s CCO with the Sub-Adviser’s dedication to compliance. The Board noted that Halyard reported no compliance issues or involvement in litigation since the sub-advisory agreement was last renewed. The Trustees concluded that Halyard had provided quality services to the Fund.

Performance. The Board reviewed the Reserve Capital ETF’s average total return compared to the average total returns of a benchmark index and a composite of accounts managed by Halyard. The Board noted that the Reserve Capital ETF has been sub -advised by Halyard since inception. The Board considered that the Fund underperformed its benchmark index, Morningstar category, and peer group for the three -year and since inception periods, but outperformed its benchmark index, Morningstar category, and peer group for the year-to-date and one-year periods. The Board further considered that the Fund’s performance compares favorably with its peer group on a risk-adjusted basis. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Trustees discussed the sub-advisory fee for managing the Reserve Capital ETF of 10 basis points per year, which was paid by the Adviser and not the Reserve Capital ETF. It was noted that the sub-advisory fee was below Halyard’s average management fee for similar strategies. The Trustees concluded that the sub-advisory fee was reasonable in light of the quality of the services the Reserve Capital ETF receives from the Sub-Adviser, and the level of fees paid by other clients of the Sub-Adviser, and the allocation of duties between the Adviser and Sub-Adviser.

Economies of Scale. The Trustees considered whether the Sub-Adviser had realized economies of scale with respect to the management of the Reserve Capital ETF. The Trustees agreed that this was primarily an Adviser level issue and was considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense. The Trustees agreed that the matter of economies of scale would be revisited as the Reserve Capital ETF’s size materially increased.

Profitability. The Board considered the profits realized by the Sub-Adviser in connection with the operation of the Reserve Capital ETF, noting that the Sub-Adviser earned a modest profit for managing the Reserve Capital ETF. The Trustees concluded that they were satisfied that the Sub-Adviser’s level of profitability from its relationship to the Reserve Capital ETF was not excessive.

Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement and concluded that the sub-advisory fee is reasonable in light of such services and such other matters as the Trustees have considered relevant in the exercise of their reasonable judgment.

Arrow Reserve Capital Management ETF
Additional Information (Unaudited)
January 31, 2023

Change in Independent Registered Public Accounting Firm

On March 7, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Arrow Reserve Capital Management ETF (The “Fund”), a series of Arrow Investments Trust. The Audit Committee of the Board of Directors approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year ended January 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended January 31, 2022, and during the subsequent interim period through March 7, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On March 8, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

During the fiscal year ended January 31, 2022, and during the subsequent interim period through March 8, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Arrow Reserve Capital Management ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2023

Unless otherwise noted, the address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. The following individuals serve as Trustees and officers of the Arrow Trust:

Independent Trustees:

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016– present).	8	Arrow ETF Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012–present).	8	Arrow ETF Trust
Thomas Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010– present); Founder and President, TTS Associates, Inc (2022 – present).	8	Arrow ETF Trust; Northern Lights Fund Trust II; Northern Lights Fund Trust IV; Aquila Distributors, LLC

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed.

(2)	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

Arrow Reserve Capital Management ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2023

Interested Trustees and Officers:

Name, Address, and Year of Birth	Position(s) Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006–present).	8	Arrow ETF Trust
Chris Lewis Born in 1970	Chief Compliance Officer since 2021; Previously from 2016–2018	Chief Compliance Officer of Fund Complex(2) (2016–2018; 2021– present); Chief Compliance Officer, Arrow Investment Advisors, LLC (2017–2018; 2021– present); Founder, The Law Offices of Christopher H. Lewis (2019–present); General Counsel, Finitive LLC (2018).	N/A	N/A
Timothy Burdick(3) Born in 1986	Secretary since 2020	Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – present); Senior Program Compliance Manager, CJ Affiliate (2016-2019)	N/A	N/A
Sam Singh(3) Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President, Ultimus Fund Solutions, LLC (2015–present).	N/A	N/A

*	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2)	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

(3)	The business address of this officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at: 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

Rev. November 2011

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

INVESTMENT SUB-ADVISOR
Halyard Asset Management, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ARCM-AR23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $12,500

2022 - $12,000

(b)	Audit-Related Fees

2023 - None

2022 – None

(c)	Tax Fees

2023 – $ 2,200

2022 - $ 2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023          2022

Audit-Related Fees:       0.00%       0.00%

Tax Fees:                     0.00%       0.00%

All Other Fees:            0.00%        0.000%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Robert S. Andrialis, Paul Montgomery and Thomas T. Sarkany.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Change in Registrant’s Independent Public Accounts is filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/10/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/10/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 4/10/23